UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2009

Tower Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50990 (Commission File Number)	13-3894120 (I.R.S. Employer Identification No.)
120 Broadway, 31st Floor
New York, NY 10271
(Address of principal executive offices)
(212) 655-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-23.1: CONSENT OF PRICEWATERHOUSECOOPERS (BERMUDA)
EX-99.1: INTERIM UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
EX-99.2: ANNUAL CONSOLIDATED FINANCIAL STATEMENTS
EX-99.3: UNAUDITED PRO FORMA FINANCIAL INFORMATION
EX-99.4: PRESS RELEASE

Item 2.01. Completion of Acquisition or Disposition of Assets
On February 5, 2009, Tower Group, Inc. (“Tower” or the “Company”) and Ocean I Corporation, a wholly-owned indirect subsidiary of the Company (“Merger Sub”), completed the acquisition of CastlePoint Holdings, Ltd. (“CastlePoint”), pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of August 4, 2008 by and among Tower, Merger Sub and CastlePoint (the “Agreement”).
CastlePoint is a Bermuda exempted company, incorporated in November 2005, commencing operations in April 2006, and organized to provide, through its subsidiaries, property and casualty insurance and reinsurance solutions, products and services primarily to small insurance companies and program underwriting managers in the United States. CastlePoint provides insurance and reinsurance business solutions to insurance companies and program underwriting managers to enable them to improve their ability to deliver and market their products and services.
As part of the sponsorship and capitalization of CastlePoint in April 2006, Tower invested $15,000,000 and received 2,555,000 CastlePoint common shares, representing at the time of the issuance 100% of the outstanding CastlePoint common shares. CastlePoint also issued effective April 6, 2006, warrants to Tower to purchase an additional 1,127,000 CastlePoint common shares at an exercise price of $10.00 per share. In April 2006, Tower entered into a long-term strategic relationship with CastlePoint that would provide a stable source of traditional quota share reinsurance and insurance risk-sharing capability to support anticipated future growth. CastlePoint and/or its subsidiaries are parties to a master agreement, certain reinsurance agreements, management agreements and service and expense sharing agreements with Tower and/or its subsidiaries. In addition, CastlePoint Re, CastlePoint’s Bermuda reinsurance subsidiary, participates as a reinsurer on certain of Tower’s excess of loss reinsurance agreements. Tower is CastlePoint’s largest customer, from whom it generated approximately 75% of its gross written premiums in the year ended December 31, 2007. Also, CastlePoint has entered into a business management agreement with Tower Risk Management Corp. that provides that a portion of Tower’s brokerage business may be written directly in CastlePoint Insurance Company with Tower Risk Management Corp. as the manager of this business. CastlePoint engages in the insurance risk-sharing business, traditional program business and specialty program business in states other than New York and New Jersey through the issuance of policies written by Tower’s insurance companies pursuant to CastlePoint Management’s program management agreements with Tower’s insurance companies. Michael H. Lee is the chief executive officer and chairman of the board of directors of each of Tower and CastlePoint.
Under the terms of the Agreement, CastlePoint shareholders (including CastlePoint shareholders that did not vote in favor of the merger, but excluding Tower or any wholly-owned subsidiary of Tower, holders of restricted shares and holders of any common shares as to which appraisal rights have been exercised pursuant to Bermuda law) will receive .47 shares of the common stock of Tower (which was based on the volume weighted average price per share of Tower common stock on the NASDAQ Global Select Market during a 15 trading day window immediately preceding the fifth trading day prior to the closing date) and cash consideration of $1.83 for each issued and outstanding common share in the share capital of CastlePoint. In connection with the closing of the transaction, Tower issued an aggregate of 16,802,845 shares of its common stock and cash consideration of $65.4 million to the CastlePoint shareholders.
This description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release announcing the completion of the merger is attached hereto as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Termination of principal operating officer.
On February 5, 2009, the Company terminated the employment of Patrick J. Haveron, Senior Vice President and Chief Operating Officer of the Company, with an effective date of February 27, 2009.
(c) Appointment of new officers.
On February 5, 2009, Richard M. Barrow was appointed to the position of Senior Vice President and Chief Accounting Officer of the Company. Mr. Barrow, age 54, has served as CastlePoint’s Chief Accounting Officer and Senior Vice President since June 2007. Mr. Barrow became an employee of CastlePoint Management Corp. in April 2007. Following receipt of a Bermuda work permit in June 2007 Mr. Barrow became the Senior Vice President and Chief Accounting Officer of each of CastlePoint, CastlePoint Bermuda Holdings Ltd. and CastlePoint Reinsurance Company, Ltd. From June 1996 until April 2007, Mr. Barrow was Senior Vice-President, Treasurer and Chief Financial Officer for Gerling America Insurance Company, a U.S.-based subsidiary of the Talanx Group, a German company that writes property, casualty and ocean marine coverage. Mr. Barrow received his B.S. in Accounting from SUNY Albany. See Item 2.01 above for a description of certain related party transactions between CastlePoint, of which Mr. Barrow is an executive officer, and Tower.
On February 5, 2009, Joel S. Weiner was appointed to the position of Senior Vice President, Strategic Planning and Chief Actuarial Officer of the Company. Mr. Weiner, age 59, has served as CastlePoint’s Vice President since January 2006 and was a director from January 2007 through March 28, 2007. He became Chief Financial Officer and Senior Vice President of CastlePoint in February 2006. Mr. Weiner has also been Chief Financial Officer, Senior Vice President and director of CastlePoint Reinsurance Company, Ltd. since March 2006, and he has held the same positions at CastlePoint Management Corp. since May 2006. Prior to joining CastlePoint, Mr. Weiner served as Senior Vice President of Tower since January 2004. He resigned his prior position at Tower effective April 4, 2006. From January 2002 until December 2003, he was employed as Managing Director at GAB Robins Capital Partners, which provides outsourcing for claim operations. From October 1991 to December 2001, he was employed by the accounting firm PricewaterhouseCoopers LLP, where he led that company’s U.S. middle market insurance consulting practice and advised many property and casualty insurers on strategic issues. He is an associate member of the Casualty Actuarial Society and a member of the American Academy of Actuaries. Mr. Weiner received his B.S. from Drexel University and his M.B.A. from the Wharton School of the University of Pennsylvania. See Item 2.01 above for a description of certain related party transactions between CastlePoint, of which Mr. Weiner is an executive officer, and Tower.
(d) Appointment of new directors.
Pursuant to the Agreement, the board of directors of the Company approved a resolution on January 28, 2009 to fix the size of the Company’s board at nine members effective immediately after the effective time of the merger. In addition, the terms of the Agreement provide that, upon the consummation of the merger, the board of directors of the Company will be comprised of (i) all the members of the board of directors of the Company as constituted on the date of the Agreement designated by the Company and (ii) all members of the board of directors of CastlePoint as constituted on the date of the Agreement who are qualified as independent directors pursuant to the NASDAQ Marketplace Rules in effect on the closing date of the merger. In connection therewith, on January 28, 2009, each of Jan R. Van Gorder, William A. Robbie and Robert S. Smith were appointed as directors of the Company effective as of the effective time of the merger. See Item 2.01 above for a description of certain related party transactions between CastlePoint, of which Messrs. Van Gorder, Robbie and Smith were directors prior to the consummation of the merger, and Tower.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year
Pursuant to the Agreement, the amended and restated certificate of incorporation of the Company (the “Certificate of Incorporation”) was amended to increase the maximum number of authorized shares of common stock, par value $0.01 per share, from 40,000,000 shares to 100,000,000 shares. The amendment to the Certificate of Incorporation was approved at a special meeting of stockholders held on January 28, 2009 and was filed with the Secretary of the State of Delaware on February 4, 2009. The Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(a) Financial statements of business acquired.
The following financial statements of CastlePoint required by Item 9.01(a) of Form 8-K are attached hereto as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.
(i) Interim Unaudited Condensed Consolidated Financial Statements (Exhibit 99.1)
•	Unaudited Condensed Consolidated Balance Sheets as of September 30, 2008 and December 31, 2007

•	Unaudited Condensed Consolidated Statements of Income and Comprehensive Income for the three and nine months ended September 30, 2008 and 2007

•	Unaudited Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2008 and 2007

•	Notes to the Unaudited Condensed Consolidated Financial Statements
(ii) Annual Consolidated Financial Statements (Exhibit 99.2)
•	Report of Independent Registered Public Accounting Firm

•	Consolidated Balance Sheets as of December 31, 2007 and 2006

•	Consolidated Statements of Income and Comprehensive Income for the years ended December 31, 2007, 2006 and the period ended 2005

•	Consolidated Statements of Changes in Stockholders’ Equity for the years ended December 31, 2007, 2006 and the period ended 2005

•	Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006 and the period ended 2005

•	Notes to Consolidated Financial Statements
(b) Pro forma financial information
The following unaudited condensed consolidated pro forma financial information required by Item 9.01(b) of Form 8-K is attached as Exhibit 99.3 to this Current Report on Form 8-K.
Unaudited Pro Forma Financial Information (Exhibit 99.3)
•	Unaudited Condensed Consolidated Pro Forma Balance Sheet as of September 30, 2008

•	Unaudited Condensed Consolidated Pro Forma Statement of Income for the nine months ended September 30, 2008

•	Unaudited Condensed Consolidated Pro Forma Statement of Income for the year ended December 31, 2007

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(d) Exhibits

Number	Description
2.1*	Agreement and Plan of Merger, dated as of August 4, 2008, among Tower Group, Inc., Ocean I Corporation and CastlePoint Holdings, Ltd., incorporated by reference to Exhibit 2.1 to Tower’s Current Report on Form 8-K/A filed on August 6, 2008

3.1*	Certificate of Amendment of Amended and Restated Certificate of Incorporation, incorporated by reference to Exhibit 3.1 to Tower’s Registration Statement on Form S-8 filed on February 5, 2009

23.1	Consent of PricewaterhouseCoopers (Bermuda), Independent Registered Public Accounting Firm

99.1	•	Unaudited Condensed Consolidated Balance Sheets as of September 30, 2008 and December 31, 2007

	•	Unaudited Condensed Consolidated Statements of Income and Comprehensive Income for the three and nine months ended September 30, 2008 and September 30, 2007

	•	Unaudited Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2008 and September 30, 2007

	•	Notes to the Unaudited Condensed Consolidated Financial Statements

99.2	•	Report of Independent Registered Public Accounting Firm

	•	Consolidated Balance Sheets as of December 31, 2007 and 2006

	•	Consolidated Statements of Income and Comprehensive Income for the years ended December 31, 2007, 2006 and the period ended 2005

	•	Consolidated Statements of Changes in Stockholders’ Equity for the years ended December 31, 2007, 2006 and the period ended 2005

	•	Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006 and the period ended 2005

	•	Notes to Consolidated Financial Statements

99.3	•	Unaudited Condensed Consolidated Pro Forma Balance Sheet as of September 30, 2008

	•	Unaudited Condensed Consolidated Pro Forma Statement of Income for the nine months ended September 30, 2008

	•	Unaudited Condensed Consolidated Pro Forma Statement of Income for the year ended December 31, 2007

	•	Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements

99.4	•	Press Release issued by Tower, dated February 5, 2009, announcing that the acquisition of CastlePoint by Tower has closed

*	Previously filed

SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group, Inc.

Registrant

Date: February 5, 2009	/s/ Francis M. Colalucci

FRANCIS M. COLALUCCI
Senior Vice President & Chief Financial Officer